HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401                               HV-4824 - Group Variable Funding Agreements - The HART Program

333-114404                               HV-4900 - Group Variable Funding Agreements - The HART Program

Supplement dated July 17, 2013 to your Prospectus

FUND CLOSURE EXTENSION

THE HARTFORD MONEY MARKET FUND – CLASS A

As disclosed to you in the Supplement dated June 24, 2013 to your Prospectus, The Hartford Money Market Fund - Class A (the “Liquidating Fund”) is scheduled to liquidate on or about September 27, 2013; however, you can continue to make new Contributions or transfers to the Liquidating Fund Sub-Account, including program trades until September 20, 2013.

Since the Liquidating Fund Sub-Account will be liquidated on or about September 27, 2013, you must re-direct all existing and future Contributions in the Liquidating Fund Sub-Account to another Sub-Account that is available as an investment option under your Contract.

Upon completion of the Plan of Liquidation, all references to The Hartford Money Market Fund - Class A in the Prospectus are deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.